UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 3, 2023

QUAINT OAK BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-52694	35-2293957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
501 Knowles Avenue, Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 364-4059

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry Into a Material Definitive Agreement

On April 3, 2023, Quaint Oak Bancorp, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the previously disclosed Stock Purchase Agreement (the “Stock Purchase Agreement”) with FNCB Bancorp, Inc. (“FNCB”) pursuant to which the Company agreed to sell up to 222,196 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) to FNCB, subject to the approval of, among others, federal banking regulators, as well as the satisfaction of other customary closing conditions.

As previously disclosed, on December 12, 2022, pursuant to the Stock Purchase Agreement the Company sold 105,904 shares of Common Stock, or approximately 4.9% of the then outstanding shares of Common Stock, to FNCB for a purchase price of $2,382,840 (the “Shares”). Under the terms of the Stock Purchase Agreement, the Company agreed to sell up to an additional 116,292 shares of Common Stock to FNCB in a second closing (the “Additional Shares”), provided that FNCB will not beneficially own more than 9.9% of the outstanding Common Stock upon completion of the sale of the Additional Shares.

The purpose of the Amendment was to:

(i)
clarify that the purchase price per share of the Additional Shares is based on the thirty (30) day volume weighted average closing price of the Common Stock as of the day immediately preceding the closing of the sale of the Additional Shares; and

(ii)	extend until April 30, 2023, the right of the Company and FNCB to terminate the Stock Purchase Agreement if the purchase of the Additional Shares has not occurred on or before such date.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to, and incorporated herein by reference, the full text of the Amendment, which is filed herewith as Exhibit 10.1.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of Common Stock, nor shall there be any sale of shares of Common Stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01         Financial Statements and Exhibits

(d)         Exhibits

The following exhibits are included with this Report:

Exhibit Number	Description
10.1	Amendment No. 1 to Stock Purchase Agreement between Quaint Oak Bancorp, Inc. and FNCB Bancorp, Inc., dated as of April 3, 2023
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUAINT OAK BANCORP, INC.

Date: April 4, 2023	By:	/s/John J. Augustine
	Name:	John J. Augustine
	Title:	Executive Vice President and Chief Financial Officer